As filed with the Securities and Exchange Commission on December 27, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21597

PRIMECAP Odyssey Funds

(Exact name of registrant as specified in charter)

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Address of principal executive offices) (Zip code)

Michael J. Ricks

PRIMECAP Management Company

177 East Colorado Boulevard, 11th Floor

Pasadena, CA 91105

(Name and address of agent for service)

(626) 304-9222

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

Item 1. Reports to Stockholders.

ANNUAL REPORT

For the Year Ended October 31, 2019

PRIMECAP ODYSSEY STOCK    (POSKX)

PRIMECAP ODYSSEY GROWTH (POGRX)

PRIMECAP ODYSSEY AGGRESSIVE GROWTH  (POAGX)

Beginning in January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (http://www.primecap.com/document-viewer/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-729-2307 or by accessing your online shareholder account at http://www.primecap.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-729-2307 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account with that intermediary if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Table of Contents PRIMECAP Odyssey Funds

Letter to Shareholders PRIMECAP Odyssey Funds

Dear Fellow Shareholders,

For the fiscal year ended October 31, 2019, the PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund produced total returns of +11.22%, +5.75%, and +4.71%, respectively. The unmanaged S&P 500 index produced a total return of +14.33% during the period. Unfavorable stock selection detracted from results relative to the S&P 500, while sector allocation had a more mixed impact across the funds.

During the fiscal year, the American economy’s decade-long expansion moderated somewhat, demonstrating signs of late-cycle fatigue amid a broader global slowdown. Consumer spending generally remained healthy, bolstered by continued labor market strength, even as consumer confidence dipped in the summer months. But business investment weakened of late, a notable reversal from year-ago conditions, and trade-driven uncertainty has hindered business confidence. Elsewhere, major foreign economies slowed, particularly in Europe and China, and geopolitical tension intensified, including an apparent Iranian attack on Saudi Arabia oil infrastructure and a further deterioration in U.S.-China relations. The Federal Reserve responded to the unease with three interest rate cuts, an about-face from last year’s tightening campaign.

The equity market proved resilient in the face of this widespread uncertainty, finishing the period at record-high levels. The S&P 500’s +14% return defied a sharp deceleration in corporate earnings throughout the year, as analysts now project just +1% earnings growth for the S&P 500 index in 2019, well below original expectations for double-digit growth. Indeed, the index’s current expected earnings for 2020 nearly match year-ago expectations for 2019 earnings, implying forward valuation climbed in tandem with the market’s ascent.

Defensive sectors real estate (+27%) and utilities (+24%) led the market as beneficiaries of the Federal Reserve’s dovish pivot to lower interest rates, but many cyclical sectors also outperformed, including information technology (+23%) and consumer discretionary (+16%). Weakness, meanwhile, was concentrated in energy (-12%) and health care (+9%), which were beset by declining crude prices and domestic political scrutiny, respectively. The market’s performance overall featured something of a flight to quality, with bond-proxy defensive stocks and high-quality cyclical stocks both benefitting. In a sense, and somewhat counterintuitively, persistent anxiety and wilting bond yields together fueled the market rise, with investors crowding into ostensible safe harbors across disparate sectors.

We tend to fish in less tranquil seas, willfully eschewing perceived safety in return for what we assess as greater risk-adjusted opportunities. This results in relatively concentrated and often contrarian exposures to out-of-favor and higher-risk industries. Our consequent ownership of unloved (e.g., airlines and cruise lines) and more speculative (e.g., biotechnology) stocks bears limited resemblance to the S&P 500, creating the possibility for substantial deviation in performance. Unfortunately, many of our portfolios’ idiosyncratic features directly contributed to poor relative results this fiscal year, particularly in the Growth and Aggressive Growth Funds.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Each of the PRIMECAP Odyssey Funds continues to be overweight in the health care, information technology, industrials, and consumer discretionary sectors, and underweight in the communication services, energy, consumer staples, materials, utilities, and real estate sectors. Within the financials sector, the PRIMECAP Odyssey Stock Fund has developed a modest overweight position, while the Growth and Aggressive Growth Funds remain slightly underweight the sector.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP Odyssey Stock Fund

For the fiscal year ended October 31, 2019, the Stock Fund’s total return of +11.22% trailed the S&P 500’s total return of +14.33%. Relative to the S&P 500, modestly favorable sector allocation was more than offset by unfavorable stock selection.

The Stock Fund’s steep underweight position in the lagging energy sector (1% of average assets versus 5% for the index) benefited relative results, as did overweight positions in information technology and industrials. Providing a substantial offset were a sizable health care overweight position, modest cash holdings, and negligible exposure to the two best performing sectors, real estate (+27%) and utilities (+24%).

Sector allocation is reasonably similar across each of the Odyssey Funds with a few notable exceptions. Relative to its Odyssey Fund peers, the Stock Fund has larger industrials (20% of average assets) and financials (14% of average assets) ownership, while its health care overweight position (20% of average assets) is less pronounced than in the Growth and Aggressive Growth Funds. These distinctive features explain the Stock Fund’s modest sector allocation tailwind.

Stock selection was unfavorable in aggregate. Information technology and industrials were the areas of greatest relative weakness. Within information technology, strong performances from several key semiconductor holdings, led by KLA Corporation (+90%), failed to offset substantial weakness in our technology hardware ownership, most notably NetApp (-27%) and HP Inc. (-26%). Within industrials, FedEx (-30%) was the primary laggard, as both trade concerns and company-specific challenges weighed on the shares. Airlines generally detracted from results as well, with American Airlines (-13%) the worst performer in the group.

Favorable selection within health care provided a partial offset. The Stock Fund features fewer biotechnology holdings, and the portfolio’s differentiated pharmaceutical ownership outperformed overall. The fund’s largest holding at period-end, Astrazeneca PLC (+31%), was the standout performer, followed by Roche (+27%), while avoiding large-cap peers Pfizer (-8%) and Johnson & Johnson (-3%) also boosted relative results.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

The top 10 holdings, which collectively represented 28.8% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Stock Fund Top 10 Holdings as of 10/31/19	Ending % of Total Portfolio*
AstraZeneca Plc	4.2
JPMorgan Chase & Co.	4.1
Eli Lilly & Co.	3.3
United Airlines Holdings, Inc.	2.6
Discover Financial Services	2.6
Southwest Airlines Co.	2.6
Wells Fargo & Company	2.4
Siemens AG	2.4
Whirlpool Corporation	2.3
Sony Corporation	2.3
Total % of Portfolio	28.8

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the fund.

PRIMECAP Odyssey Growth Fund

For the fiscal year ended October 31, 2019, the Growth Fund returned +5.75%, behind both the S&P 500’s +14.33% total return and the Russell 1000 Growth Index’s total return of +17.10%. Both sector allocation and stock selection detracted from performance relative to the S&P 500.

The Growth Fund’s poor stock selection this period was widespread. Consumer discretionary holdings iRobot (-45%), L Brands (-44%), and Carnival (-21%) severely underperformed, even as the sector benchmark (+16%) managed to outpace the market. And while individual stock performance was somewhat more varied in other key sectors, selection was overall unfavorable in each of health care, information technology, industrials, and financials.

Within health care, Seattle Genetics (+91%) and Insulet (+65%) outperformed but were unable to offset the broader sell-off in biotechnology stocks, punctuated by a significant decline in Nektar Therapeutics (-56%) and Alkermes (-52%). ABIOMED (-39%) also underperformed, a sharp reversal following a remarkable multi-year ascent. The story was similar in the information technology sector, as strength in KLA Corporation (+90%) and Universal Display (+63%) failed to compensate for underperformance in other holdings, most notably BlackBerry (-43%) and NetApp (-27%). Elsewhere in the fund, airlines led the industrials’ underperformance, with American (-13%) and United (+6%) the main culprits, while E*TRADE Financial (-15%) dragged down the financials portfolio.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Sector allocation largely mirrored that of the Stock Fund, but with a larger health care overweight position (30% of average assets) and a slightly less pronounced energy underweight (2% of average assets), the overall allocation effect tipped modestly negative. Underweight positions in real estate and utilities were once again headwinds to relative performance.

The top 10 holdings, which collectively represented 26.4% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Growth Fund Top 10 Holdings as of 10/31/19	Ending % of Total Portfolio*
Seattle Genetics, Inc.	4.3
United Airlines Holdings, Inc.	3.5
Eli Lilly & Co.	2.7
ABIOMED, Inc.	2.7
Alphabet Inc.	2.4
Insulet Corporation	2.3
Micron Technology	2.3
Alibaba Group Holding ADR	2.2
Southwest Airlines Co.	2.1
Siemens AG	1.9
Total % of Portfolio	26.4

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the fund.

PRIMECAP Odyssey Aggressive Growth Fund

For the fiscal year ended October 31, 2019, the Aggressive Growth Fund’s total return of +4.71% lagged both the S&P 500’s total return of +14.33% and the Russell Midcap Growth Index’s total return of +18.93%. As with the Growth Fund, both sector allocation and stock selection detracted from performance relative to the S&P 500.

Unfavorable stock selection was again broad-based, with the Aggressive Growth Fund’s greater biotechnology ownership contributing to the portfolio’s inferior results relative to the Growth Fund. The fund’s health care holdings significantly lagged (-6%) its sector benchmark (+9%), explaining roughly half of the fund-level underperformance during the period. Seattle Genetics (+91%) and Insulet (+65%) again provided a lift but were overwhelmed by declines in several key positions. In addition to Nektar Therapeutics (-56%), Alkermes (-52%), and ABIOMED (-39%), the portfolio also suffered from its exposure to Spectrum Pharmaceuticals (-35%), BioMarin (-21%), and QIAGEN (-18%). While the portfolio featured many smaller outperformers, significant weakness in our larger holdings proved insurmountable.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

In the rest of the portfolio, favorable stock selection in financials, led by MarketAxess Holdings (+77%), was unable to offset weakness in communication services, industrials, information technology, and consumer discretionary. In a continuation of last year’s results in communication services, shares of both comScore (-86%), a media measurement firm, and Lions Gate Entertainment (-58%), a media content platform, led the portfolio’s underperformance. Within consumer discretionary, iRobot (-45%) was the principal detractor, while results in information technology and industrials closely mimicked the Stock and Growth Funds, as technology companies and airlines drove the underperformance.

The top 10 holdings, which collectively represented 29.8% of the portfolio at the period end, are listed below:

PRIMECAP Odyssey Aggressive Growth Fund Top 10 Holdings as of 10/31/19	Ending % of Total Portfolio*
Sony Corporation	4.3
Seattle Genetics, Inc.	3.9
United Airlines Holdings, Inc.	3.3
Micron Technology, Inc.	3.3
Splunk Inc.	2.7
Universal Display Corporation	2.6
ABIOMED, Inc.	2.5
American Airlines Group, Inc.	2.5
MarketAxess Holdings, Inc.	2.4
Delta Air Lines, Inc.	2.3
Total % of Portfolio	29.8

*	The percentage is calculated by using the ending market value of the security divided by the ending market value of the total investments of the fund.

Outlook

Our longstanding cautious optimism currently tilts slightly towards caution, a reflection of increased concerns in both the international and domestic arenas. The S&P 500 finished the year at record highs despite a moderation in economic activity. Absolute valuation (17.2x forward P/E valuation) is perhaps reasonable relative to anemic bond yields (1.7% 10-year Treasury yield), but the divergence between equity market performance and underlying economic activity feels unsustainable. Indeed, even with equity market indices prevailing at elevated levels, the bond markets recently indicated apparent distress. In late August, the 10-year Treasury yield briefly dipped below the 2-year Treasury yield, an inversion notorious as a harbinger of recession.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

Meanwhile, confidence in some form of a U.S.-China trade deal remains steadfast, with “phase one” enthusiasm reaching a crescendo of late, even as national political crises unfold in both countries (an impeachment inquiry and the Hong Kong protests, respectively). We have admittedly been hopeful that trade-inspired geopolitical risks would subside, but instead we have observed mostly false starts and provocation thus far. American domestic political rancor has likewise escalated, with hyper-partisanship effectively paralyzing the federal government’s legislative and executive branches for the indefinite future as another major election looms.

Despite the relentless uncertainty, we nonetheless remain believers in America’s economic engine, the free enterprise system. This fundamental faith undergirds and informs our desire to own U.S. equities over the long-term, and we remain cognizant of how quickly conditions can improve. Our largest sector positions continue to be in information technology and health care, where the development of innovative technologies and therapies is not tied to near-term economic prospects. We also, however, invest in companies and industries, such as semiconductors and airlines, with more cyclical orientations. These companies rely heavily on global growth and, in some cases, a constructive China relationship.

Following a year of substantial underperformance, our conviction in our portfolios has only increased. With regards to our outsized health care ownership, despite the political noise, our assessment of company-level prospects is largely unaltered. And so rather than pursue perceived security in slow-growth businesses tied to food and other staples, we continue to prefer pharmaceutical and biotech companies, particularly research-intensive enterprises with substantial upside potential. At period-end, the health care sector traded at a far more attractive absolute and relative valuation (15.2x forward P/E versus its 16.3x 20-year average) than its defensive sector peers, including consumer staples (19.8x versus 16.8x) and utilities (19.9x versus 14.4x).

Similarly, our airlines ownership again detracted from relative results, extending its multi-year run of underperformance. We remain optimistic, and our disproportionate exposure to the group is a distinctive portfolio differentiator. We observe a consolidated industry with above-average growth prospects, improved balance sheets, and sustainable free cash flow generation, characteristics that make the airlines increasingly indistinguishable from highly-regarded industrial sector peers. And yet the airlines industry now trades at a forward P/E multiple (8.2x) that is less than half that of the market (17.2x) and the sector (18.6x), a discount we view as more rooted in legacy investor animosity than present day economic reality.

In short, we believe our portfolios possess an attractive combination of secular growth and reasonable valuations, a view borne out through the lens of the price/earnings-to-growth ratio, or PEG ratio. For instance, the S&P 500 at period-end comprised a 2020 P/E of 17.0x and an estimated 3-5 year earnings growth outlook of 10.9%, equivalent to a PEG of 1.6. In contrast, each of the PRIMECAP Odyssey Funds screens more favorably. Relative to the market, the Growth Fund features both a slight valuation discount and faster mid-term earnings growth, generating a PEG of roughly 1.0. The Stock Fund is considerably less expensive with marginally slower earnings growth, resulting in a PEG of roughly 1.4. And the Aggressive Growth Fund is modestly more expensive than the market, but its earnings are expected to grow notably faster, resulting in a PEG of roughly 1.0.

Letter to Shareholders

PRIMECAP Odyssey Funds

continued

No single metric, of course, perfectly represents a portfolio’s inherent attractiveness, nor will any metric singularly govern relative performance. Our investment process is a fundamental, bottom-up search for stocks with long-term prospects we find to be materially better than market prices imply; a superior PEG ratio is an output of this process, not an input. Our approach to stock selection generates fund returns that will, at times, meaningfully deviate from their benchmarks, and not always in our favor. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

Sincerely,

PRIMECAP Management Company

November 8, 2019

Past performance is not a guarantee of future results.

The funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. All funds may invest in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Mutual fund investing involves risk, and loss of principal is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values (the Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe). The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Price-to-earnings ratio is calculated by dividing the current share price of a stock by its earnings per share.

Free cash flow represents the cash a company generates after cash outflows to support operations and maintain its capital assets.

The price/earnings to growth ratio (PEG ratio) is a stock’s price-to-earnings (P/E) ratio divided by the growth rate of its earnings for a specified time period.

Earnings growth is not a prediction of a fund’s future performance.

The information provided herein represents the opinions of PRIMECAP Management Company and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Performance Graphs PRIMECAP Odyssey Stock Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from October 31, 2009 to October 31, 2019, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made October 31, 2009 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2019
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Stock Fund	11.22%	10.56%	13.45%	10.13%
S&P 500*	14.33%	10.78%	13.70%	9.05%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from October 31, 2009 to October 31, 2019, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made October 31, 2009 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2019
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Growth Fund	5.75%	11.28%	14.32%	10.93%
S&P 500*	14.33%	10.78%	13.70%	9.05%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Performance Graphs PRIMECAP Odyssey Aggressive Growth Fund

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from October 31, 2009 to October 31, 2019, compared to the S&P 500. This chart illustrates the performance of a hypothetical $10,000 investment made October 31, 2009 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

	Total Return Period Ended October 31, 2019
	1 Year	Annualized 5 Year	Annualized 10 Year	Annualized Since Inception^
Aggressive Growth Fund	4.71%	11.39%	17.35%	12.97%
S&P 500*	14.33%	10.78%	13.70%	9.05%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-729-2307.

*	The S&P 500 is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.
^	November 1, 2004

Sector Breakdown PRIMECAP Odyssey Funds

PRIMECAP Odyssey Stock Fund

Communication Services	1.8%
Consumer Discretionary	11.2%
Consumer Staples	0.6%
Energy	0.9%
Financials	15.3%
Health Care	20.5%
Industrials	19.6%
Information Technology	22.5%
Materials	0.9%
Utilities	0.2%
Short-Term Investments and Other Assets	6.5%
Total	100.0%

PRIMECAP Odyssey Growth Fund

Communication Services	3.1%
Consumer Discretionary	11.8%
Consumer Staples	0.1%
Energy	1.9%
Financials	9.0%
Health Care	29.8%
Industrials	16.5%
Information Technology	25.5%
Materials	0.3%
Short-Term Investments and Other Assets	2.0%
Total	100.0%

The tables above list sector allocations as a percentage of each fund’s total net assets as of October 31, 2019. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Sector Breakdown

PRIMECAP Odyssey Funds

continued

PRIMECAP Odyssey Aggressive Growth Fund

Communication Services	4.7%
Consumer Discretionary	14.1%
Consumer Staples	0.1%
Energy	0.6%
Financials	5.7%
Health Care	26.6%
Industrials	14.7%
Information Technology	27.3%
Materials	0.1%
Preferred Stocks (Financials)	0.5%
Rights (Communication Services)	0.0%
Rights (Health Care)	0.0%
Short-Term Investments, net of Other Liabilities	5.6%
Total	100.0%

The table above lists sector allocations as a percentage of the fund’s total net assets as of October 31, 2019. The management report may make reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

Schedule of Investments PRIMECAP Odyssey Stock Fund October 31, 2019

Shares		Value
COMMON STOCKS – 93.5%

Communication Services – 1.8%
990,000	Activision Blizzard, Inc.	$55,469,700
32,725	Alphabet, Inc. – Class A (a)	41,194,230
32,725	Alphabet, Inc. – Class C (a)	41,237,100
300,000	Comcast Corp. – Class A	13,446,000
500,000	Entercom Communications Corp. – Class A	1,740,000
1,295,600	Tribune Publishing Co.	11,608,576
168,100	Walt Disney Co. (The)	21,839,552

		186,535,158

Consumer Discretionary – 11.2%
1,600,000	Ascena Retail Group, Inc. (a)	563,520
1,073,600	CarMax, Inc. (a)	100,027,312
2,971,650	Carnival Corp.	127,454,068
1,411,200	eBay, Inc.	49,744,800
1,174,100	L Brands, Inc.	20,006,664
8,295,200	Mattel, Inc. (a)	99,044,688
10,000	McDonald’s Corp.	1,967,000
1,191,800	MGM Resorts International	33,966,300
1,575,000	Newell Brands, Inc.	29,877,750
300,000	Restaurant Brands International, Inc.	19,632,000
1,143,900	Ross Stores, Inc.	125,451,513
353,100	Royal Caribbean Cruises Ltd.	38,427,873
3,767,000	Sony Corp. – ADR	229,146,610
300,000	TJX Cos., Inc. (The)	17,295,000
285,000	V.F. Corp.	23,452,650
1,543,539	Whirlpool Corp.	234,803,153

		1,150,860,901

Consumer Staples – 0.6%
300,000	Altria Group, Inc.	13,437,000
200,000	Kroger Co. (The)	4,928,000
150,000	Philip Morris International, Inc.	12,216,000
370,000	Tyson Foods, Inc. – Class A	30,632,300

		61,213,300

Energy – 0.9%
20,000	EOG Resources, Inc.	1,386,200
388,500	Hess Corp.	25,543,875
325,000	Noble Energy, Inc.	6,259,500
350,051	Pioneer Natural Resources Co.	43,063,274
100,000	Schlumberger Ltd.	3,269,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2019 – continued

Shares		Value
Energy (continued)
2,200,000	Southwestern Energy Co. (a)	$4,510,000
1,315,100	Transocean Ltd. (a)	6,246,725

		90,278,574

Financials – 15.3%
4,041,400	Bank of America Corp.	126,374,578
2,285,600	Charles Schwab Corp. (The)	93,046,776
2,100,000	Citigroup, Inc.	150,906,000
386,163	CME Group, Inc.	79,453,037
3,278,800	Discover Financial Services	263,156,488
3,325,500	JPMorgan Chase & Co.	415,421,460
380,950	Marsh & McLennan Cos., Inc.	39,474,039
276,200	Mercury General Corp.	13,274,172
942,200	Northern Trust Corp.	93,918,496
234,400	Progressive Corp. (The)	16,337,680
412,000	Raymond James Financial, Inc.	34,397,880
4,802,408	Wells Fargo & Co.	247,948,325

		1,573,708,931

Health Care – 20.5%
691,100	Abbott Laboratories	57,782,871
1,345,004	Agilent Technologies, Inc.	101,884,053
282,870	Alcon, Inc. (a)	16,765,705
778,800	Amgen, Inc.	166,079,100
8,642,200	AstraZeneca PLC – ADR	423,727,066
260,500	Biogen, Inc. (a)	77,813,955
667,900	Boston Scientific Corp. (a)	27,851,430
2,901,870	Bristol-Myers Squibb Co.	166,480,282
825,000	CVS Health Corp.	54,771,750
1,828,096	Elanco Animal Health, Inc. (a)	49,395,154
2,909,441	Eli Lilly & Co.	331,530,802
252,000	Medtronic PLC	27,442,800
1,100,000	Merck & Co., Inc.	95,326,000
1,565,650	Novartis AG – ADR	136,900,436
759,200	PerkinElmer, Inc.	65,260,832
217,956	Roche Holding AG – CHF	65,574,598
340,000	Sanofi – ADR	15,667,200
1,557,489	Siemens Healthineers AG – EUR	66,173,566
400,000	Thermo Fisher Scientific, Inc.	120,792,000
253,900	Zimmer Biomet Holdings, Inc.	35,096,597

		2,102,316,197

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2019 – continued

Shares		Value
Industrials – 19.6%
3,894,000	AECOM (a)	$155,798,940
1,513,000	Airbus SE – EUR	216,702,126
86,400	Alaska Air Group, Inc.	5,998,752
5,807,200	American Airlines Group, Inc.	174,564,432
45,000	Boeing Co. (The)	15,295,950
1,121,700	Caterpillar, Inc.	154,570,260
269,200	Curtiss-Wright Corp.	36,409,300
315,000	Deere & Co.	54,854,100
1,627,700	Delta Air Lines, Inc.	89,653,716
820,200	FedEx Corp.	125,211,732
65,000	General Dynamics Corp.	11,492,000
759,500	Jacobs Engineering Group, Inc.	71,074,010
175,900	Matson, Inc.	6,715,862
180,000	Maxar Technologies, Inc.	1,528,200
225,000	Norfolk Southern Corp.	40,950,000
127,600	Pentair PLC	5,291,572
30,000	Rockwell Automation, Inc.	5,159,700
2,106,889	Siemens AG – EUR	242,923,629
4,670,100	Southwest Airlines Co.	262,132,713
2,920,900	United Airlines Holdings, Inc. (a)	265,334,556
355,400	United Parcel Service, Inc. – Class B	40,931,418
190,762	United Technologies Corp.	27,389,608

		2,009,982,576

Information Technology – 22.5%
356,000	Adobe, Inc. (a)	98,943,080
383,000	Analog Devices, Inc.	40,839,290
1,668,250	Applied Materials, Inc.	90,519,245
1,847,600	Cisco Systems, Inc.	87,779,476
635,898	Corning, Inc.	18,841,658
295,000	Diebold Nixdorf, Inc. (a)	2,065,000
216,398	DXC Technology Co.	5,987,733
11,468,486	Flex Ltd. (a)	134,754,711
13,747,500	Hewlett Packard Enterprise Co.	225,596,475
5,967,800	HP, Inc.	103,660,686
2,915,000	Intel Corp.	164,784,950
809,550	Keysight Technologies, Inc. (a)	81,691,690
778,700	KLA Corp.	131,631,448
18,457,780	L.M. Ericsson Telephone Co. – ADR	160,951,842
1,898,400	Micro Focus International PLC – ADR	26,046,048
1,505,050	Microsoft Corp.	215,779,018

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Stock Fund

October 31, 2019 – continued

Shares		Value
Information Technology (continued)
3,100,800	NetApp, Inc.	$173,272,704
8,726,000	Nokia Corp. – ADR	31,849,900
128,600	NVIDIA Corp.	25,851,172
675,000	Oracle Corp.	36,780,750
558,750	PayPal Holdings, Inc. (a)	58,165,875
90,199	Perspecta, Inc.	2,393,881
1,975,355	QUALCOMM, Inc.	158,897,556
685,000	Teradyne, Inc.	41,935,700
1,428,600	Texas Instruments, Inc.	168,560,514
131,000	Visa, Inc. – Class A	23,430,660

		2,311,011,062

Materials – 0.9%
777,500	Albemarle Corp.	47,225,350
375,333	Corteva, Inc.	9,901,285
368,333	Dow, Inc.	18,597,133
341,334	DuPont de Nemours, Inc.	22,497,324

		98,221,092

Utilities – 0.2%
365,279	Public Service Enterprise Group, Inc.	23,125,814

TOTAL COMMON STOCKS (Cost $6,470,756,590)		$9,607,253,605

SHORT-TERM INVESTMENTS – 5.1%
520,711,052	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 1.64% (b)	$520,711,052

TOTAL SHORT-TERM INVESTMENTS (Cost $520,711,052)		520,711,052

TOTAL INVESTMENTS IN SECURITIES (Cost $6,991,467,642) – 98.6%		10,127,964,657
Other Assets in Excess of Liabilities – 1.4%		146,382,789

TOTAL NET ASSETS – 100.0%		$10,274,347,446

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
(a)	Non-Income Producing
(b)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Growth Fund October 31, 2019

Shares		Value
COMMON STOCKS – 98.0%

Communication Services – 3.1%
160,000	Activision Blizzard, Inc.	$8,964,800
136,767	Alphabet, Inc. – Class A (a)	172,162,299
100,815	Alphabet, Inc. – Class C (a)	127,037,990
105,000	Comcast Corp. – Class A	4,706,100
1,618,400	comScore, Inc. (a)	3,738,504
220,000	Electronic Arts, Inc. (a)	21,208,000
2,164,800	IMAX Corp. (a)	46,218,480
20,900	Walt Disney Co. (The)	2,715,328

		386,751,501

Consumer Discretionary – 11.8%
1,557,200	Alibaba Group Holding Ltd. – ADR (a)	275,110,524
2,145,000	Ascena Retail Group, Inc. (a)	755,469
1,000,000	Capri Holdings Ltd. (a)	31,070,000
1,896,200	CarMax, Inc. (a)	176,668,954
2,689,746	Carnival Corp.	115,363,206
260,000	eBay, Inc.	9,165,000
331,500	Gildan Activewear, Inc.	8,463,195
105,000	Hilton Worldwide Holdings, Inc.	10,180,800
2,582,100	iRobot Corp. (a) (b)	124,095,726
1,838,498	L Brands, Inc.	31,328,006
100,000	Las Vegas Sands Corp.	6,184,000
100,000	Marriott International, Inc. – Class A	12,655,000
5,658,100	Mattel, Inc. (a)	67,557,714
1,758,000	MGM Resorts International	50,103,000
1,744,700	Norwegian Cruise Line Holdings Ltd. (a)	88,560,972
85,000	Ross Stores, Inc.	9,321,950
1,680,471	Royal Caribbean Cruises Ltd.	182,885,659
3,287,800	Sony Corp. – ADR	199,996,874
110,900	Tesla, Inc. (a)	34,924,628
252,000	TJX Cos., Inc. (The)	14,527,800
44,000	Ulta Beauty, Inc. (a)	10,258,600

		1,459,177,077

Consumer Staples – 0.1%
200,000	Altria Group, Inc.	8,958,000
20,000	BJ’s Wholesale Club Holdings, Inc. (a)	534,000

		9,492,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2019 – continued

Shares		Value
Energy – 1.9%
825,000	Cabot Oil & Gas Corp.	$15,378,000
14,700	EOG Resources, Inc.	1,018,857
905,521	Hess Corp.	59,538,006
250,000	Noble Energy, Inc.	4,815,000
808,600	Pioneer Natural Resources Co.	99,473,972
3,000,000	Southwestern Energy Co. (a)	6,150,000
9,465,404	Transocean Ltd. (a)	44,960,669

		231,334,504

Financials – 9.0%
725,000	Bank of America Corp.	22,670,750
380,000	Cboe Global Markets, Inc.	43,757,000
1,976,423	Charles Schwab Corp. (The)	80,460,180
589,300	Citigroup, Inc.	42,347,098
120,000	CME Group, Inc.	24,690,000
1,360,000	Discover Financial Services	109,153,600
5,165,400	E*TRADE Financial Corp.	215,862,066
1,520,500	JPMorgan Chase & Co.	189,940,860
381,850	Marsh & McLennan Cos., Inc.	39,567,297
632,300	Northern Trust Corp.	63,027,664
160,000	Progressive Corp. (The)	11,152,000
671,000	Raymond James Financial, Inc.	56,021,790
4,103,400	Wells Fargo & Co.	211,858,542

		1,110,508,847

Health Care – 29.8%
760,718	Abbott Laboratories	63,603,632
1,581,850	ABIOMED, Inc. (a)	328,360,423
2,250,895	Accuray, Inc. (a)	5,852,327
411,300	Agilent Technologies, Inc.	31,155,975
235,787	Alcon, Inc. (a)	13,975,095
6,509,055	Alkermes PLC (a)	127,121,844
1,084,400	Amgen, Inc.	231,248,300
613,300	Arena Pharmaceuticals, Inc. (a)	29,876,910
4,203,700	AstraZeneca PLC – ADR	206,107,411
465,000	BeiGene Ltd. – ADR (a)	64,328,100
2,409,800	BeiGene Ltd. – HKD (a)	25,648,112
416,150	Biogen, Inc. (a)	124,308,167
1,846,896	BioMarin Pharmaceutical, Inc. (a)	135,211,256
1,444,600	Boston Scientific Corp. (a)	60,239,820
2,774,000	Bristol-Myers Squibb Co.	159,144,380

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2019 – continued

Shares		Value
Health Care (continued)
373,000	CVS Health Corp.	$24,763,470
2,890,944	Elanco Animal Health, Inc. (a)	78,113,307
2,920,026	Eli Lilly & Co.	332,736,963
4,136,543	Epizyme, Inc. (a)	47,611,610
284,900	Illumina, Inc. (a)	84,193,648
2,400,000	ImmunoGen, Inc. (a)	5,712,000
1,984,441	Insulet Corp. (a)	288,378,966
133,700	LivaNova PLC (a)	9,456,601
127,700	Medtronic PLC	13,906,530
392,900	Merck & Co., Inc.	34,048,714
573,500	Momenta Pharmaceuticals, Inc. (a)	8,877,780
6,818,158	Nektar Therapeutics (a)	116,760,956
1,782,936	Novartis AG – ADR	155,899,924
196,400	NuVasive, Inc. (a)	13,854,056
589,300	OraSure Technologies, Inc. (a)	5,032,622
375,000	PerkinElmer, Inc.	32,235,000
2,691,443	QIAGEN N.V. (a)	80,231,916
174,923	Roche Holding AG – CHF	52,627,619
4,943,300	Seattle Genetics, Inc. (a)	530,910,420
202,200	Siemens Healthineers AG – EUR	8,590,940
273,400	Thermo Fisher Scientific, Inc.	82,561,332
21,970	Waters Corp. (a)	4,649,291
864,400	Xencor, Inc. (a)	29,571,124
268,100	Zimmer Biomet Holdings, Inc.	37,059,463

		3,683,966,004

Industrials – 16.5%
5,280,022	AECOM (a)	211,253,680
721,600	Airbus SE – EUR	103,352,448
7,326,801	American Airlines Group, Inc.	220,243,638
420,600	Caterpillar, Inc.	57,958,680
140,000	CIRCOR International, Inc. (a)	5,360,600
346,000	Colfax Corp. (a)	11,625,600
334,600	Curtiss-Wright Corp.	45,254,650
1,982,300	Delta Air Lines, Inc.	109,185,084
191,400	FedEx Corp.	29,219,124
255,000	General Dynamics Corp.	45,084,000
122,000	IDEX Corp.	18,974,660
1,412,694	Jacobs Engineering Group, Inc.	132,199,905
3,852,650	JetBlue Airways Corp. (a)	74,356,145

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2019 – continued

Shares		Value
Industrials (continued)
135,100	Lyft, Inc. – Class A (a)	$5,598,544
2,062,270	Siemens AG – EUR	237,779,073
4,697,700	Southwest Airlines Co.	263,681,901
755,000	Textron, Inc.	34,797,950
4,762,000	United Airlines Holdings, Inc. (a)	432,580,080

		2,038,505,762

Information Technology – 25.5%
742,400	Adobe, Inc. (a)	206,335,232
826,300	Altair Engineering, Inc. – Class A (a)	30,465,681
439,800	Analog Devices, Inc.	46,895,874
546,700	Applied Materials, Inc.	29,663,942
195,707	ASML Holding N.V. – ADR	51,269,363
16,982,043	BlackBerry Ltd. (a)	89,325,546
164,875	Cerence, Inc. (a)	2,555,562
1,474,800	Cisco Systems, Inc.	70,067,748
1,702,400	Cree, Inc. (a)	81,255,552
60,000	Dell Technologies, Inc. – Class C (a)	3,173,400
1,382,500	Descartes Systems Group, Inc. (The) (a)	53,793,075
13,468,229	Flex Ltd. (a)	158,251,691
524,718	FormFactor, Inc. (a)	11,454,594
7,186,900	Hewlett Packard Enterprise Co.	117,937,029
1,656,836	HP, Inc.	28,779,241
1,585,800	Intel Corp.	89,645,274
925,000	Jabil, Inc.	34,058,500
386,250	Keysight Technologies, Inc. (a)	38,976,488
667,424	KLA Corp.	112,821,353
8,044,200	L.M. Ericsson Telephone Co. – ADR	70,145,424
700,000	MaxLinear, Inc. (a)	13,272,000
900,000	Micro Focus International PLC – ADR	12,348,000
5,840,000	Micron Technology, Inc. (a)	277,692,000
1,457,000	Microsoft Corp.	208,890,090
3,203,111	NetApp, Inc.	178,989,843
800,000	Nokia Corp. – ADR	2,920,000
1,319,000	Nuance Communications, Inc. (a)	21,526,080
284,400	NVIDIA Corp.	57,170,088
370,000	Oracle Corp.	20,161,300
44,001	Palo Alto Networks, Inc. (a)	10,005,387
1,974,730	QUALCOMM, Inc.	158,847,281
1,955,000	Splunk, Inc. (a)	234,521,800

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Growth Fund

October 31, 2019 – continued

Shares		Value
Information Technology (continued)
4,696,900	Stratasys Ltd. (a) (b)	$97,131,892
80,000	Teradyne, Inc.	4,897,600
1,503,795	Texas Instruments, Inc.	177,432,772
1,068,200	Trimble, Inc. (a)	42,557,088
1,000,000	Universal Display Corp.	200,180,000
341,500	Visa, Inc. – Class A	61,080,690
250,000	VMware, Inc. – Class A	39,567,500
274,900	Western Digital Corp.	14,198,585

		3,160,260,565

Materials – 0.3%
591,600	Albemarle Corp.	35,933,784

TOTAL COMMON STOCKS (Cost $7,705,791,424)		$12,115,930,044

SHORT-TERM INVESTMENTS – 2.0%
246,502,463	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 1.64% (c)	$246,502,463

TOTAL SHORT-TERM INVESTMENTS (Cost $246,502,463)		246,502,463

TOTAL INVESTMENTS IN SECURITIES (Cost $7,952,293,887) – 100.0%		12,362,432,507
Other Assets in Excess of Liabilities – 0.0%		3,167,724

TOTAL NET ASSETS – 100.0%		$12,365,600,231

ADR	American Depository Receipt
CHF	Swiss Francs
EUR	Euros
HKD	Hong Kong Dollars
(a)	Non-Income Producing
(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company. (Note 7)
(c)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments PRIMECAP Odyssey Aggressive Growth Fund October 31, 2019

Shares		Value
COMMON STOCKS – 93.9%

Communication Services – 4.7%
84,120	Alphabet, Inc. – Class A (a)	$105,890,256
84,469	Alphabet, Inc. – Class C (a)	106,440,231
630,962	ANGI Homeservices, Inc. – Class A (a)	4,322,090
5,572,060	comScore, Inc. (a) (b)	12,871,459
6,450,000	DHX Media Ltd. – CAD (a)	9,304,533
125,000	Electronic Arts, Inc. (a)	12,050,000
3,055,700	IMAX Corp. (a)	65,239,195
1,792,886	Lions Gate Entertainment Corp. – Class A (a)	14,325,159
2,746,300	Lions Gate Entertainment Corp. – Class B (a)	20,569,787
5,500	Netflix, Inc. (a)	1,580,755
150,300	Pinterest, Inc. – Class A (a)	3,778,542
16,430,000	Sprint Corp. (a)	102,030,300
17,200	T-Mobile US, Inc. (a)	1,421,752
871,501	Tribune Publishing Co.	7,808,649

		467,632,708

Consumer Discretionary – 14.1%
1,003,700	Alibaba Group Holding Ltd. – ADR (a)	177,323,679
5,300	Amazon.com, Inc. (a)	9,416,298
2,248,000	Ascena Retail Group, Inc. (a)	791,745
31,000	At Home Group, Inc. (a)	264,120
540,000	Boot Barn Holdings, Inc. (a)	18,927,000
17,600	Burlington Stores, Inc. (a)	3,382,192
85,800	Camping World Holdings, Inc. – Class A	810,810
1,341,100	CarMax, Inc. (a)	124,950,287
5,862,300	Chegg, Inc. (a)	179,738,118
442,800	eBay, Inc.	15,608,700
6,300	Five Below, Inc. (a)	788,193
265,000	Gildan Activewear, Inc.	6,765,450
96,000	Habit Restaurants, Inc. (The) – Class A (a)	1,008,960
1,342,700	iRobot Corp. (a)	64,530,162
1,387,200	Norwegian Cruise Line Holdings Ltd. (a)	70,414,272
1,045,000	OneSpaWorld Holdings Ltd. (a)	16,249,750
23,200	Restaurant Brands International, Inc.	1,518,208
1,642,000	Royal Caribbean Cruises Ltd.	178,698,860
333,600	Rubicon Project, Inc. (The) (a)	2,835,600
6,887,600	Sony Corp. – ADR	418,972,708
254,190	Tesla, Inc. (a)	80,049,515
1,509,000	Tuesday Morning Corp. (a)	2,052,240

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2019 – continued

Shares		Value
Consumer Discretionary (continued)
74,200	Ulta Beauty, Inc. (a)	$17,299,730

		1,392,396,597

Consumer Staples – 0.1%
97,300	Calavo Growers, Inc.	8,438,829

Energy – 0.6%
587,850	Cabot Oil & Gas Corp.	10,957,524
40,000	EOG Resources, Inc.	2,772,400
8,873,882	Transocean Ltd. (a)	42,150,940

		55,880,864

Financials – 5.7%
150,500	Cboe Global Markets, Inc.	17,330,075
246,271	CME Group, Inc.	50,670,258
717,203	Discover Financial Services	57,562,713
2,562,166	E*TRADE Financial Corp.	107,072,917
654,520	MarketAxess Holdings, Inc.	241,249,527
2,279,449	NMI Holdings, Inc. – Class A (a)	66,673,883
151,000	Progressive Corp. (The)	10,524,700
140,600	Tradeweb Markets, Inc. – Class A	5,870,050

		556,954,123

Health Care – 26.6%
648,700	Abbott Laboratories	54,237,807
1,208,873	ABIOMED, Inc. (a)	250,937,857
1,653,000	Accuray, Inc. (a)	4,297,800
5,480,222	Alkermes PLC (a)	107,028,736
2,292,000	Amicus Therapeutics, Inc. (a)	19,321,560
600,000	Arbutus Biopharma Corp. (a)	852,000
567,375	Arena Pharmaceuticals, Inc. (a)	27,639,673
103,000	Axovant Gene Therapies Ltd. (a)	636,540
341,647	BeiGene Ltd. – ADR (a)	47,263,446
1,476,800	BeiGene Ltd. – HKD (a)	15,717,956
275,550	Biogen, Inc. (a)	82,309,541
1,545,900	BioMarin Pharmaceutical, Inc. (a)	113,175,339
896,376	BioNTech SE – ADR (a)	15,077,044
346,500	Boston Scientific Corp. (a)	14,449,050
11,300,000	Cerus Corp. (a) (b)	49,155,000
17,000	Charles River Laboratories International, Inc. (a)	2,209,660
507,040	Dextera Surgical, Inc. (a) (c) (d)	0
761,692	Elanco Animal Health, Inc. (a)	20,580,918

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2019 – continued

Shares		Value
Health Care (continued)
1,383,089	Eli Lilly & Co.	$157,602,992
7,252,214	Epizyme, Inc. (a) (b)	83,472,983
1,329,900	Exact Sciences Corp. (a)	115,701,300
4,651,532	Fluidigm Corp. (a) (b)	22,885,537
215,700	Glaukos Corp. (a)	13,768,131
13,000	Illumina, Inc. (a)	3,841,760
325,000	ImmunoGen, Inc. (a)	773,500
1,533,556	Insulet Corp. (a)	222,856,358
367,028	LivaNova PLC (a)	25,959,890
483,487	Mereo Biopharma Group PLC – ADR (a)	1,402,112
1,804,583	Momenta Pharmaceuticals, Inc. (a)	27,934,945
296,726	MyoKardia, Inc. (a)	17,011,302
11,037,376	Nektar Therapeutics (a) (b)	189,015,064
490,000	NuVasive, Inc. (a)	34,564,600
990,000	OraSure Technologies, Inc. (a)	8,454,600
19,500	Penumbra, Inc. (a)	3,041,415
3,098,800	Pfenex, Inc. (a) (b)	28,570,936
3,503,221	QIAGEN N.V. (a)	104,431,018
1,462,312	Rhythm Pharmaceuticals, Inc. (a)	31,176,492
182,600	Roche Holding AG – CHF	54,937,334
3,570,500	Seattle Genetics, Inc. (a)	383,471,700
9,656,300	Spectrum Pharmaceuticals, Inc. (a) (b)	74,932,888
973,726	Wave Life Sciences Ltd. (a)	24,625,531
4,894,182	Xencor, Inc. (a) (b)	167,429,966

		2,622,752,281

Industrials – 14.7%
2,268,500	AECOM (a)	90,762,685
774,000	Alaska Air Group, Inc.	53,738,820
9,100	Allegiant Travel Co.	1,522,703
8,237,400	American Airlines Group, Inc.	247,616,244
392,000	Axon Enterprise, Inc. (a)	20,042,960
70,600	Bloom Energy Corp. – Class A (a)	216,036
40,000	CIRCOR International, Inc. (a)	1,531,600
41,000	Controladora Vuela Compania de Aviacion, S.A.B. de C.V. – ADR (a)	444,440
340,000	Cornerstone Building Brands, Inc. (a)	2,125,000
224,200	Curtiss-Wright Corp.	30,323,050
4,081,700	Delta Air Lines, Inc.	224,820,036
9,900	FedEx Corp.	1,511,334

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2019 – continued

Shares		Value
Industrials (continued)
205,300	Gibraltar Industries, Inc. (a)	$10,928,119
781,200	Hawaiian Holdings, Inc.	22,350,132
1,153,600	Jacobs Engineering Group, Inc.	107,953,888
8,184,225	JetBlue Airways Corp. (a)	157,955,542
41,000	Lyft, Inc. – Class A (a)	1,699,040
4,170,000	NN, Inc. (b)	30,107,400
25,000	Old Dominion Freight Line, Inc.	4,552,000
15,800	Ryanair Holdings PLC – ADR (a)	1,179,312
1,466,900	Southwest Airlines Co.	82,337,097
441,400	Spirit Airlines, Inc. (a)	16,578,984
8,500	TransDigm Group, Inc.	4,473,380
3,626,450	United Airlines Holdings, Inc. (a)	329,426,718
189,600	WillScot Corp. (a)	2,988,096

		1,447,184,616

Information Technology – 27.3%
1,222,700	2U, Inc. (a)	21,916,897
597,200	Adobe, Inc. (a)	165,979,796
1,500	Arista Networks, Inc. (a)	366,855
2,038,700	Arlo Technologies, Inc. (a)	6,951,967
95,300	ASML Holding N.V. – ADR	24,965,741
2,511,500	Axcelis Technologies, Inc. (a) (b)	48,145,455
23,472,518	BlackBerry Ltd. (a)	123,465,445
253,625	Cerence, Inc. (a)	3,931,187
250,000	Corning, Inc.	7,407,500
1,780,100	Cree, Inc. (a)	84,964,173
15,399	CrowdStrike Holdings, Inc. – Class A (a)	768,564
26,400	CyberArk Software Ltd. (a)	2,681,712
100,000	Dell Technologies, Inc. – Class C (a)	5,289,000
1,400,000	Descartes Systems Group, Inc. (The) (a)	54,474,000
355,000	Digimarc Corp. (a)	12,638,000
43,000	DXC Technology Co.	1,189,810
924,539	FARO Technologies, Inc. (a) (b)	44,082,019
10,571,200	Flex Ltd. (a)	124,211,600
770,250	ForeScout Technologies, Inc. (a)	23,692,890
1,109,300	FormFactor, Inc. (a)	24,216,019
1,290,000	Hewlett Packard Enterprise Co.	21,168,900
540,000	HP, Inc.	9,379,800
441,750	HubSpot, Inc. (a)	68,515,425
145,000	Intuit, Inc.	37,337,500

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2019 – continued

Shares		Value
Information Technology (continued)
750,000	Jabil, Inc.	$27,615,000
185,900	Keysight Technologies, Inc. (a)	18,759,169
77,639	Keywords Studios PLC – GBP	1,116,326
764,400	KLA Corp.	129,214,176
145,000	MACOM Technology Solutions Holdings, Inc. (a)	3,297,300
668,500	Materialise NV – ADR (a)	12,761,665
2,663,861	MaxLinear, Inc. (a)	50,506,805
267,336	Micro Focus International PLC – ADR	3,667,850
6,740,200	Micron Technology, Inc. (a)	320,496,510
2,132,467	NetApp, Inc.	119,162,256
598,250	nLIGHT, Inc. (a)	7,992,620
2,029,000	Nuance Communications, Inc. (a)	33,113,280
163,000	Nutanix, Inc. – Class A (a)	4,762,860
229,100	NVIDIA Corp.	46,053,682
213,000	OSI Systems, Inc. (a)	21,138,120
73,000	Palo Alto Networks, Inc. (a)	16,599,470
20,616	Perspecta, Inc.	547,149
336,900	Pivotal Software, Inc. – Class A (a)	5,043,393
270,300	Pluralsight, Inc. – Class A (a)	4,887,024
3,092,100	PROS Holdings, Inc. (a) (b)	158,439,204
1,548,340	QUALCOMM, Inc.	124,548,470
53,000	Rapid7, Inc. (a)	2,654,770
8,813,000	ServiceSource International, Inc. (a) (b)	11,016,250
2,222,000	Splunk, Inc. (a)	266,551,120
2,398,800	Stratasys Ltd. (a)	49,607,184
830,000	Trimble, Inc. (a)	33,067,200
1,281,431	Universal Display Corp.	256,516,858
260,000	VMware, Inc. – Class A	41,150,200
16,500	Western Digital Corp.	852,225
1,400	Zoom Video Communications, Inc. – Class A (a)	97,846

		2,688,976,237

Materials – 0.1%
116,300	Albemarle Corp.	7,064,062
9,800	Ingevity Corp. (a)	825,258
2,071,654	Marrone Bio Innovations, Inc. (a)	2,734,583

		10,623,903

TOTAL COMMON STOCKS (Cost $5,634,962,911)		$9,250,840,158

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2019 – continued

Shares		Value
PREFERRED STOCKS – 0.5%

Financials – 0.5%
1,756,376	Fannie Mae Fixed-to-Floating Rate Non-Cumulative Preferred Stock Series S, Perpetual Maturity 7.750% (a)	$20,584,727
2,503,400	Freddie Mac Fixed-to-Floating Rate Non-Cumulative Preferred Stock Series Z, Perpetual Maturity 7.875% (a)	29,039,440

		49,624,167

TOTAL PREFERRED STOCKS (Cost $23,994,436)		49,624,167

RIGHTS – 0.0%

Communication Services – 0.0%
6,350,000	DHX Media Ltd. – CAD (a)	409,802

Health Care – 0.0%
3,786,300	Mereo BioPharma Group PLC – CVR (Issue Date 4/5/19) (a) (c) (d)	0
3,786,300	Mereo BioPharma Group PLC – CVR (Issue Date 4/23/19) (a) (c) (d)	0

		0

TOTAL RIGHTS (Cost $1,047,967)		409,802

SHORT-TERM INVESTMENTS – 5.7%
564,921,413	Dreyfus Treasury Securities Cash Management Fund – Institutional Shares – 1.64% (e)	$564,921,413

TOTAL SHORT-TERM INVESTMENTS (Cost $564,921,413)		564,921,413

TOTAL INVESTMENTS IN SECURITIES (Cost $6,224,926,727) – 100.1%		9,865,795,540
Liabilities in Excess of Other Assets – (0.1)%		(14,429,789)

TOTAL NET ASSETS – 100.0%		$9,851,365,751

ADR	American Depository Receipt
CAD	Canadian Dollars
CHF	Swiss Francs
CVR	Contingent Value Rights
GBP	British Pound Sterling
HKD	Hong Kong Dollars
(a)	Non-Income Producing

The accompanying notes are an integral part of these financial statements.

Schedule of Investments

PRIMECAP Odyssey Aggressive Growth Fund

October 31, 2019 – continued

(b)	Considered an affiliated company of the fund as the fund owns 5% or more of the outstanding voting securities of such company. (Note 7)
(c)	Fair-valued security (Note 4)
(d)	Illiquid security
(e)	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by the fund’s administrator.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities PRIMECAP Odyssey Funds October 31, 2019

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
ASSETS
Investments, at cost (unaffiliated)	$6,991,467,642	$7,671,934,434	$5,209,600,808

Investments, at cost (affiliated)	—	280,359,453	1,015,325,919

Investments, at value (unaffiliated)	10,127,964,657	12,141,204,889	8,945,671,379
Investments, at value (affiliated)	—	221,227,618	920,124,161
Receivable for investments sold	33,413	21,035,444	4,470,852
Receivable for dividends and interest	13,184,684	11,294,391	5,283,195
Receivable for fund shares sold	160,853,021	9,310,460	3,462,222
Prepaid expenses and other assets	81,056	118,685	73,465

Total assets	10,302,116,831	12,404,191,487	9,879,085,274

LIABILITIES
Payable for investments purchased	895,684	7,104,488	6,327,007
Payable for fund shares repurchased	12,165,988	13,229,415	6,707,814
Payable to the advisor (Note 6)	13,548,740	16,978,123	13,758,808
Payable to custodian	30,162	33,010	23,017
Other accrued expenses and liabilities	1,128,811	1,246,220	902,877

Total liabilities	27,769,385	38,591,256	27,719,523

NET ASSETS	$10,274,347,446	$12,365,600,231	$9,851,365,751

Number of shares issued and outstanding (unlimited shares authorized, $0.01 par value)	299,274,034	311,638,641	226,657,092

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$34.33	$39.68	$43.46

COMPONENTS OF NET ASSETS
Paid-in capital	$6,546,720,948	$7,353,458,417	$5,687,917,175
Total distributable earnings	3,727,626,498	5,012,141,814	4,163,448,576

Net assets	$10,274,347,446	$12,365,600,231	$9,851,365,751

The accompanying notes are an integral part of these financial statements.

Statements of Operations PRIMECAP Odyssey Funds For the Year Ended October 31, 2019

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
INVESTMENT INCOME
Dividends (unaffiliated)(1)	$195,958,428	$142,873,887	$52,797,157
Dividends (affiliated)	—	—	1,164,100
Interest income	8,588,495	7,946,674	12,093,555

Total investment income	204,546,923	150,820,561	66,054,812

Expenses
Advisory fees	55,423,350	70,849,570	56,598,065
Shareholder servicing	7,436,412	9,406,187	6,801,988
Custody	175,436	195,273	128,679
Trustee fees	157,422	157,623	157,623
Other	2,041,842	2,110,252	1,448,628

Total expenses	65,234,462	82,718,905	65,134,983

Net investment income	139,312,461	68,101,656	919,829

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments (unaffiliated)	550,161,628	645,186,820	424,426,145
Investments (affiliated)	—	(9,675,862)	169,519,247
Foreign currency transactions	(141,292)	(194,335)	(128,102)
Change in unrealized appreciation/depreciation on:
Investments (unaffiliated)	387,588,658	81,927,799	245,728,866
Investments (affiliated)	—	(85,591,842)	(386,400,930)
Foreign currency translations	121,344	199,299	168,102

Net realized and unrealized gain on investments and foreign currency	937,730,338	631,851,879	453,313,328

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,077,042,799	$699,953,535	$454,233,157

(1)	Net of foreign taxes withheld of $3,764,063, $3,994,966, and $1,176,676, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Stock Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$139,312,461	$104,496,815
Net realized gain (loss) on:
Investments	550,161,628	204,413,813
Foreign currency transactions	(141,292)	(18,144)
Change in unrealized appreciation/depreciation on:
Investments	387,588,658	75,501,205
Foreign currency translations	121,344	(108,069)

Net increase in net assets resulting from operations	1,077,042,799	384,285,620

NET DISTRIBUTIONS TO SHAREHOLDERS	(279,726,568)	(196,909,495)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,288,869,865	3,456,847,979
Proceeds from reinvestment of distributions	228,973,462	152,175,213
Cost of shares repurchased	(3,197,882,950)	(2,337,913,774)

Net increase/(decrease) from capital share transactions	(680,039,623)	1,271,109,418

Total increase in net assets	117,276,608	1,458,485,543

NET ASSETS
Beginning of year	10,157,070,838	8,698,585,295

End of year	$10,274,347,446	$10,157,070,838

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	319,462,317	280,436,108

Shares sold	71,470,237	105,750,521
Shares issued on reinvestment of distributions	7,846,932	4,748,056
Shares repurchased	(99,505,452)	(71,472,368)

Increase/(decrease) in capital shares	(20,188,283)	39,026,209

Shares outstanding, end of year	299,274,034	319,462,317

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$68,101,656	$32,488,370
Net realized gain (loss) on:
Investments	635,510,958	267,857,974
Foreign currency transactions	(194,335)	(17,022)
Change in unrealized appreciation/depreciation on:
Investments	(3,664,043)	485,804,162
Foreign currency translations	199,299	(84,778)

Net increase in net assets resulting from operations	699,953,535	786,048,706

NET DISTRIBUTIONS TO SHAREHOLDERS	(286,506,874)	(160,292,332)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,455,955,463	4,654,487,440
Proceeds from reinvestment of distributions	274,658,653	154,711,162
Cost of shares repurchased	(3,923,397,524)	(1,991,511,906)

Net increase/(decrease) from capital share transactions	(1,192,783,408)	2,817,686,696

Total increase/(decrease) in net assets	(779,336,747)	3,443,443,070

NET ASSETS
Beginning of year	13,144,936,978	9,701,493,908

End of year	$12,365,600,231	$13,144,936,978

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	342,085,105	272,228,484

Shares sold	64,552,659	115,258,917
Shares issued on reinvestment of distributions	7,816,125	4,125,631
Shares repurchased	(102,815,248)	(49,527,927)

Increase/(decrease) in capital shares	(30,446,464)	69,856,621

Shares outstanding, end of year	311,638,641	342,085,105

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets PRIMECAP Odyssey Aggressive Growth Fund

	Year Ended October 31, 2019	Year Ended October 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$919,829	$(20,849,154)
Net realized gain (loss) on:
Investments	593,945,392	738,147,688
Foreign currency transactions	(128,102)	(25,260)
Change in unrealized appreciation/depreciation on:
Investments	(140,672,064)	12,355,810
Foreign currency translations	168,102	(59,386)

Net increase in net assets resulting from operations	454,233,157	729,569,698

NET DISTRIBUTIONS TO SHAREHOLDERS	(683,057,590)	(81,924,081)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,331,245,698	2,035,610,194
Proceeds from reinvestment of distributions	647,702,692	77,951,618
Cost of shares repurchased	(2,144,086,023)	(1,395,356,499)

Net increase/(decrease) from capital share transactions	(165,137,633)	718,205,313

Total increase/(decrease) in net assets	(393,962,066)	1,365,850,930

NET ASSETS
Beginning of year	10,245,327,817	8,879,476,887

End of year	$9,851,365,751	$10,245,327,817

CHANGE IN CAPITAL SHARES
Shares outstanding, beginning of year	229,145,250	214,433,583

Shares sold	31,073,538	42,031,699
Shares issued on reinvestment of distributions	16,689,067	1,750,935
Shares repurchased	(50,250,763)	(29,070,967)

Increase/(decrease) in capital shares	(2,488,158)	14,711,667

Shares outstanding, end of year	226,657,092	229,145,250

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Stock Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2019	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015

Net asset value, beginning of the year	$31.79	$31.02	$24.84	$24.45	$23.59

Income from investment operations:
Net investment income	0.46	0.33	0.33	0.29	0.31
Net realized and unrealized gain on investments and foreign currency	2.95	1.13	6.61	0.55	1.21

Total from investment operations	3.41	1.46	6.94	0.84	1.52

Less:
Dividends from net investment income	(0.34)	(0.30)	(0.31)	(0.24)	(0.31)
Distributions from net realized gain	(0.53)	(0.39)	(0.45)	(0.21)	(0.35)

Total distributions	(0.87)	(0.69)	(0.76)	(0.45)	(0.66)

Net asset value, end of year	$34.33	$31.79	$31.02	$24.84	$24.45

Total return	11.22%	4.70%	28.51%	3.52%	6.64%

Ratios/supplemental data:
Net assets, end of year (millions)	$10,274.3	$10,157.1	$8,698.6	$5,654.3	$5,126.0

Ratio of expenses to average net assets	0.65%	0.64%	0.65%	0.67%	0.65%

Ratio of net investment income to average net assets	1.38%	1.04%	1.18%	1.22%	1.38%

Portfolio turnover rate	6%	5%	6%	8%	7%

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2019	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015

Net asset value, beginning of the year	$38.43	$35.64	$27.90	$27.09	$26.14

Income from investment operations:
Net investment income	0.22	0.10	0.12	0.12	0.14
Net realized and unrealized gain on investments and foreign currency	1.88	3.26	8.62	1.04	1.62

Total from investment operations	2.10	3.36	8.74	1.16	1.76

Less:
Dividends from investment income	(0.12)	(0.11)	(0.14)	(0.10)	(0.16)
Distributions from net realized gain	(0.73)	(0.46)	(0.86)	(0.25)	(0.65)

Total distributions	(0.85)	(0.57)	(1.00)	(0.35)	(0.81)

Net asset value, end of year	$39.68	$38.43	$35.64	$27.90	$27.09

Total return	5.75%	9.48%	32.12%	4.31%	6.96%

Ratios/supplemental data:
Net assets, end of year (millions)	$12,365.6	$13,144.9	$9,701.5	$6,604.5	$6,254.6

Ratio of expenses to average net assets	0.64%	0.64%	0.66%	0.65%	0.64%

Ratio of net investment income to average net assets	0.53%	0.26%	0.39%	0.47%	0.53%

Portfolio turnover rate	6%	4%	5%	9%	5%

The accompanying notes are an integral part of these financial statements.

Financial Highlights PRIMECAP Odyssey Aggressive Growth Fund For a capital share outstanding throughout each year.

	Year Ended Oct. 31, 2019	Year Ended Oct. 31, 2018	Year Ended Oct. 31, 2017	Year Ended Oct. 31, 2016		Year Ended Oct. 31, 2015

Net asset value, beginning of the year	$44.71	$41.41	$33.78	$33.27		$33.21

Income from investment operations:
Net investment income (loss)	0.03	0.00 (1)	(0.03)	(0.05)		0.06
Net realized and unrealized gain on investments and foreign currency	1.72	3.68	10.44	2.59		1.54

Total from investment operations	1.75	3.68	10.41	2.54		1.60

Less:
Dividends from investment income	(0.03)	—	—	(0.00	)(1)	(0.06)
Distributions from net realized gain	(2.97)	(0.38)	(2.78)	(2.03)		(1.48)

Total distributions	(3.00)	(0.38)	(2.78)	(2.03)		(1.54)

Net asset value, end of year	$43.46	$44.71	$41.41	$33.78		$33.27

Total return	4.71%	8.90%	32.59%	7.90%		5.13%

Ratios/supplemental data:
Net assets, end of year (millions)	$9,851.4	$10,245.3	$8,879.5	$6,721.4		$6,502.8

Ratio of expenses to average net assets	0.63%	0.63%	0.64%	0.63%		0.62%

Ratio of net investment income (loss) to average net assets	0.01%	(0.19%)	(0.07%)	(0.16%)		0.17%

Portfolio turnover rate	7%	12%	9%	15%		15%

(1)	Less than one cent per share

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements PRIMECAP Odyssey Funds For the Year Ended October 31, 2019

(1)  Organization

PRIMECAP Odyssey Funds (the “Trust”) was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the “Funds”), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the “Investment Advisor”) serves as investment advisor to the Funds. Each Fund commenced operations on November 1, 2004.

Each Fund’s investment objective is to achieve long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares of each Fund have equal rights with respect to voting. The PRIMECAP Odyssey Aggressive Growth Fund is closed to most new investors.

(2)  Significant Accounting Policies

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Auditing Standards Codification Topic 946.

A.	Security Valuation

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Non-U.S. traded stocks are valued at the last sale price or official closing price in the primary local market where the stock is traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and ask price. Because trading on most non-U.S. exchanges is normally completed before the close of the New York Stock Exchange, the value of securities traded on foreign exchanges can change by the time a Fund calculates its net asset value per share (“NAV”). To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically value foreign securities at fair value. These adjustment factors are based on statistical analyses of subsequent movement in securities indices, specific security prices, and exchange rates in foreign markets.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust’s Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2019 – continued

subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

B.	Share Valuation

The NAV of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of outstanding shares of the Fund. The result is rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.

C.	Foreign Currency

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates as of 4 p.m. Eastern time on the valuation date. Purchases and sales of investments and dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. Realized foreign exchange gains or losses may arise from 1) sales of foreign currencies; 2) currency gains or losses realized between the trade and settlement dates on securities transactions; and 3) the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. Foreign securities and currency transactions may involve risks not associated with U.S. securities and currency.

D.	Federal Income Taxes

Each Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “IRC”). Each Fund intends to distribute substantially all of its taxable income and any accumulated net realized capital gains. Accordingly, no provision for federal income taxes has been made in the financial statements.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be reclaimed. The Funds will accrue such taxes and reclaims as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Fund has adopted accounting standards regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2019 – continued

expense in the Statement of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties. As of October 31, 2019, open tax years include the tax years ended October 31, 2016 through October 31, 2019. No Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits or loss will significantly change in the next 12 months.

E.	Allocation of Expenses

Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds by an appropriate method based on the nature of the expense.

F.	Security Transactions, Investment Income, and Distributions

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates, and such differences could be material.

H.	Indemnification Obligations

Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be minimal.

(3)  Investment Transactions

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2019 were as follows:

Fund	Purchases	Sales
Stock Fund	$538,091,539	$1,709,338,617
Growth Fund	$798,896,522	$1,834,454,019
Aggressive Growth Fund	$647,562,215	$1,532,887,891

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2019 – continued

(4)  Valuation Measurements

The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the significant assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Funds’ own assumptions about the inputs market participants would use to value the asset or liability.

Various inputs are used in determining the value of each Fund’s investments, and the lowest level for any significant input determines leveling. These inputs are summarized in the three broad levels below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities to which the Trust has access at the date of measurement.

Level 2 –

Other significant observable inputs (including quoted prices for similar or related securities in both active and inactive markets, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

Level 3 –	Significant unobservable inputs to the extent observable inputs are unavailable (including the Funds’ own assumptions in determining fair value of investments based on the best available information).

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2019 – continued

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2019. These assets are measured on a recurring basis.

Fund	Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Stock Fund	Common Stock(1)	$9,607,253,605	$—	$—	$9,607,253,605
	Short-Term Investments	520,711,052	—	—	520,711,052

	Total Investments in Securities	$10,127,964,657	$—	$—	$10,127,964,657

Growth Fund	Common Stock(1)	$12,115,930,044	$—	$—	$12,115,930,044
	Short-Term Investments	246,502,463	—	—	246,502,463

	Total Investments in Securities	$12,362,432,507	$—	$—	$12,362,432,507

Aggressive Growth Fund	Common Stock(1)	$9,250,840,158	$—	$0	$9,250,840,158
	Preferred Stock(2)	49,624,167	—	—	49,624,167
	Rights(3)	409,802	—	0	409,802
	Short-Term Investments	564,921,413	—	—	564,921,413

	Total Investments in Securities	$9,865,795,540	$—	$0	$9,865,795,540

(1)	Refer to each Fund’s respective Schedule of Investments for the breakdown of major categories.
(2)	Financials
(3)	Communication Services and Health Care

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2019 – continued

(5)  Distribution to Shareholders

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

As of October 31, 2019, the components of capital on a tax basis were as follows:

	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Cost of investments for tax purposes(1)	$6,996,617,342	$7,976,580,023	$6,237,475,230

Gross tax unrealized appreciation	3,598,275,048	5,316,870,138	4,718,810,220
Gross tax unrealized depreciation	(467,003,488)	(931,049,501)	(1,090,487,579)

Net tax unrealized appreciation	3,131,271,560	4,385,820,637	3,628,322,641

Undistributed ordinary income	118,197,783	71,970,840	25,463,714
Undistributed long-term capital gain	478,157,155	554,350,337	509,662,221

Total distributable earnings	596,354,938	626,321,177	535,125,935

Other accumulated gain (loss)	—	—	—

Total accumulated gain	$3,727,626,498	$5,012,141,814	$4,163,448,576

(1)	At October 31, 2019 the differences in the basis for federal income tax purposes and financial reporting purposes are due to the tax deferral of losses on wash sales.

U.S. GAAP requires that permanent book-to-tax differences be reclassified among the components of net assets. These reclassifications have no effect on net assets or NAV. For the fiscal year ended October 31, 2019, the following reclassifications were made:

	Undistributed Net Investment Gain (Loss)	Accumulated Net Realized Loss	Paid In Capital
Stock Fund	$(144,275)	$(68,302,702)	$68,446,977
Growth Fund	$(194,335)	$(80,064,277)	$80,258,612
Aggressive Growth Fund	$4,968,272	$(61,066,741)	$56,098,469

The Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net realized capital gains. The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund reclassified $68,446,977, $80,258,612, and $56,098,469, respectively, from Accumulated Net Realized Gain to Paid In Capital. Other permanent book-to-tax differences that required reclassification among the Funds’ capital accounts related to foreign currency adjustments and net operating losses.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2019 – continued

Tax components of dividends paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	October 31, 2019		October 31, 2018
	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Stock Fund	$122,583,434	$157,143,134	$95,637,597	$101,271,898
Growth Fund	$53,586,031	$232,920,843	$33,749,309	$126,543,023
Aggressive Growth Fund	$10,794,465	$672,263,125	$3,605,900	$78,318,181

The Funds designated as long-term capital gain dividends, pursuant to IRC Section 852 (b) (3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2019.

(6)  Investment Advisory and Other Agreements

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. For its services to the Funds, the Investment Advisor receives a fee paid quarterly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. For the year ended October 31, 2019, each Fund paid the Investment Advisor at an effective annual rate of 0.55% of its respective average net assets.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator, fund accountant, and transfer agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds’ distributor. U.S. Bank, N.A., an affiliate of USBFS, serves as the Funds’ custodian.

(7)  Other Affiliates

Certain of the Funds’ investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns 5% or more of the outstanding voting securities of the company. With respect to each such investment, refer to each Fund’s respective Schedule of Investments for the information on the sector, the number of shares held, and the percentages of net assets held in each sector. Transactions during the period in securities of these companies were as follows:

PRIMECAP Odyssey Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2018	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2019
iRobot Corp.	$244,707,018	$3,326,002	$20,072,149	$—	$1,064,405	$(104,929,550)	$124,095,726
Stratasys Ltd.	93,666,558	—	5,132,107	—	(10,740,267)	19,337,708	97,131,892

Total	$338,373,576	$3,326,002	$25,204,256	$—	$(9,675,862)	$(85,591,842)	$221,227,618

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2019 – continued

PRIMECAP Odyssey Aggressive Growth Fund

		Current Period Transactions
Common Stock	Market Value at October 31, 2018	Purchases at Cost	Proceeds from Securities Sold	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2019
Arbutus Biopharma Corp.(1)	$17,258,496	$—	$3,383,415	$—	$(39,559,685)	$26,536,604	$	N/A
Axcelis Technologies, Inc.	43,581,500	74,981	326,238	—	(4,650)	4,819,862		48,145,455
Cerus Corp	69,010,000	5,200,037	—	—	—	(25,055,037)		49,155,000
Chegg, Inc.(1)	212,778,544	—	67,657,165	—	51,717,485	(17,100,746)		N/A
comScore, Inc.	91,858,602	188,101	2,367,548	—	(4,256,226)	(72,551,470)		12,871,459
Ellie Mae, Inc.(1)(2)	136,052,956	—	200,086,075	—	148,031,677	(83,998,558)		N/A
Epizyme, Inc.	46,443,541	18,510,280	758,823	—	(3,187,002)	22,464,987		83,472,983
FARO Technologies, Inc.	71,460,224	—	25,751,099	—	7,555,954	(9,183,060)		44,082,019
Fluidigm Corp.	28,072,310	5,183,325	71,864	—	(433,834)	(9,864,400)		22,885,537
IMAX Corp.(1)	64,540,432	—	5,483,612	—	(3,440,157)	9,622,532		N/A
Nektar Therapeutics	444,498,028	2,500,033	21,584,332	—	13,448,364	(249,847,029)		189,015,064
NN, Inc.	46,980,000	1,070,992	—	1,164,100	—	(17,943,592)		30,107,400
OncoMed Pharmaceuticals, Inc.(1)(3)	6,303,668	—	3,252,594	—	(24,274,350)	21,223,276		N/A
Pfenex, Inc.	12,471,358	74,556	182,061	—	(602,239)	16,809,322		28,570,936
PROS Holdings, Inc.	90,727,520	19,115,341	6,670,252	—	2,392	55,264,203		158,439,204
ServiceSource International, Inc.	12,045,810	—	234,024	—	(1,904,196)	1,108,660		11,016,250
Shutterfly, Inc.(1)(4)	136,985,000	5,635,291	145,298,068	—	39,737,956	(37,060,179)		N/A
Spectrum Pharmaceuticals, Inc.	126,021,000	1,106,418	9,231,052	—	(14,265,235)	(28,698,243)		74,932,888
Xencor, Inc.	166,727,443	—	7,302,408	—	952,993	7,051,938		167,429,966

Total	$1,823,816,432	$58,659,355	$499,640,630	$1,164,100	$169,519,247	$(386,400,930)		$920,124,161

(1)	No longer an affiliate as of October 31, 2019.
(2)	Included in “Proceeds from Securities Sold” are proceeds received when Ellie Mae, Inc. was acquired.
(3)	Included in “Proceeds from Securities Sold” are proceeds received when OncoMed Pharmaceuticals, Inc. was acquired.
(4)	Included in “Proceeds from Securities Sold” are proceeds received when Shutterfly, Inc. was acquired.

(8)  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Notes to Financial Statements

PRIMECAP Odyssey Funds

For the Year Ended October 31, 2019 – continued

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Management is evaluating firms, including Foreside, to serve as the Funds’ distributor.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PRIMECAP Odyssey Funds and shareholders of

PRIMECAP Odyssey Stock Fund

PRIMECAP Odyssey Growth Fund and

PRIMECAP Odyssey Aggressive Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (constituting PRIMECAP Odyssey Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California

December 11, 2019

We have served as the auditor of one or more investment companies in PRIMECAP Odyssey Funds Investment Company Complex since 2004.

Expense Example PRIMECAP Odyssey Funds (Unaudited)

As a shareholder of one or more of the Funds, you incur ongoing costs including management fees and other Fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six-month period beginning May 1, 2019 through October 31, 2019.

Actual Expenses

The information in the table adjacent to the heading “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table adjacent to the heading “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

Expense Example

PRIMECAP Odyssey Funds

(Unaudited) – continued

	Beginning Account Value (5/1/19)	Ending Account Value (10/31/19)	Expenses Paid During Period(1) (5/1/19 to 10/31/19)	Expense Ratio During Period(1) (5/1/19 to 10/31/19)
PRIMECAP Odyssey Stock Fund
Actual Performance	$1,000.00	$1,026.60	$3.32	0.65%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
PRIMECAP Odyssey Growth Fund
Actual Performance	$1,000.00	$993.00	$3.22	0.64%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,021.98	$3.26	0.64%
PRIMECAP Odyssey Aggressive Growth Fund
Actual Performance	$1,000.00	$969.00	$3.13	0.63%
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,022.03	$3.21	0.63%

(1)

Expenses are equal to a Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

Additional Information PRIMECAP Odyssey Funds (Unaudited)

Additional Tax Information

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 100%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified dividend income.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 100%, and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as dividends qualifying for the dividends received deduction available for corporate shareholders.

PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 10.44%, 22.47%, and 92.67%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as short-term capital gain under Internal Revenue Code 871(k)(2)(C).

Proxy Voting Procedures

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust’s Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free 1-800-729-2307. This information is also available through the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). This information is available, without charge, by calling toll-free 1-800-729-2307. The Funds’ Forms N-Q or Part F of Form N-PORT are also available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q or Part F of Form N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Approval of the Renewal of the Investment Advisory Agreement

The Board of Trustees (the “Board”) of PRIMECAP Odyssey Funds (the “Trust”) is comprised of seven Trustees, five of whom are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”). In October 2019, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust’s investment advisory agreement with PRIMECAP Management Company (the “Advisor”) with respect to the series of the Trust (the “Funds”).

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

General Information

As part of the annual contract review process, the Independent Trustees, through counsel to the Trust and the Independent Trustees, requested and received extensive materials, including information related to the nature, extent, and quality of the services provided to the Funds by the Advisor; the short- and long-term performance of each Fund relative to the performance of market indices and other funds in its Morningstar category as selected by Broadridge Financial Solutions (“Broadridge”); the advisory fees paid to the Advisor and the total expense ratio of each Fund compared to the advisory fees and the total expense ratios of other funds in the Fund’s Morningstar category; financial information for the Advisor and information related to the profitability to the Advisor of the investment advisory agreement with the Trust; the extent to which the Advisor expects to achieve economies of scale in connection with the services it provides to each Fund; any ancillary or “fall out” benefits that the Advisor may derive from its relationship with the Funds; and the personnel of the Advisor providing services to the Funds. The Independent Trustees also requested and received information regarding the Advisor’s risk controls, risk evaluation processes, compliance program (including brokerage and trading processes), information technology infrastructure (including cyber security), business continuity plans, and other matters.

The Trust engaged Broadridge to prepare an independent expense and performance analysis for each Fund. Broadridge used Morningstar data to compare the expenses and performance of each Fund to similar funds managed by other advisors identified by Broadridge. The Board reviewed the Broadridge materials, which included comparisons of the performance and risk profile of each Fund to those of relevant market indices and of other funds in the relevant Morningstar institutional and retail categories and in a smaller group of funds selected by Broadridge (each a “peer group”). The Broadridge materials also included for each Fund comparisons of advisory fees and total expenses to those of other funds in the relevant Morningstar category and peer group.

With respect to investment performance, the Trustees noted that the Advisor had made quarterly presentations to the Board regarding the Funds’ portfolio construction, investment strategies, and results. The Trustees also noted that in addition to meeting with the Funds’ portfolio managers on a quarterly basis, they also received presentations from different investment analysts throughout the year on specific investment sectors and each Fund’s investments in those sectors. In considering the renewal of the agreement, the Board also took into account other information it had received at past Board and committee meetings with respect to various matters.

The Independent Trustees reviewed information from counsel to the Trust and the Independent Trustees regarding their responsibilities in considering whether to renew the investment advisory agreement for an additional one-year period. In connection with their deliberations, the Board considered such information and factors that they believed to be relevant. The Board considered renewal of the investment advisory agreement separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the investment advisory agreement with management, and the Trustees who are not employees of the Advisor met in a private session with counsel to the Trust and the Independent Trustees at which no employees of the Advisor were present.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

In deciding to approve the renewal of the investment advisory agreement, the Board and the Independent Trustees did not identify a single factor that was controlling. The Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval. The following summary describes the key factors considered by the Independent Trustees and their conclusions that formed the basis for approving the renewal of the investment advisory agreement in light of the legal advice furnished by counsel and their own business judgment. This summary is not inclusive of all of the factors considered, and each Board member did not necessarily attribute the same weight to each factor.

Nature, Extent, and Quality of Services

The Board considered the services provided by the Advisor to the Funds under the investment advisory agreement, including the background, education, and experience of the Advisor’s key portfolio management, compliance, and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract, and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Advisor’s senior management, the time that senior management commits to the Funds, and the Advisor’s demonstrated commitment to the Funds; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; its oversight of the Funds’ internal control environment with regard to compliance with applicable laws and regulations; and the significant investment by each portfolio manager in the Funds that he manages, which helps align his interests with those of Fund shareholders. The Board and the Independent Trustees concluded that the nature, extent, and quality of services provided under the investment advisory agreement were of a high level and satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with the performance of its benchmark(s) and other funds in the Fund’s Morningstar retail category and peer group for the one-year, three-year, five-year and ten-year periods ended July 31, 2019. The Board made the following observations in reviewing the Funds’ performance:

•

The annualized total return of the PRIMECAP Odyssey Stock Fund outperformed the S&P 500 index for the period from the Fund’s inception through July 31, 2019, although it underperformed the S&P 500 index during the one-, three-, five-, and ten-year periods ended July 31, 2019, by 4.69%, 0.09%, 0.21% and 0.32%, respectively. The Fund’s annualized total return was above the median of funds in the Morningstar Large Cap Blend category for all periods with the exception of the one-year period. For the one-year period, the Fund’s total return ranked in the 73rd percentile, with a return 3.05% under the median of the category.

•

The annualized total returns of the PRIMECAP Odyssey Growth Fund were above the returns of the S&P 500 index for the three-, five-, ten-year and since inception periods ended July 31, 2019, but trailed the S&P 500 for the one-year period by 9.11%. The

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Fund outperformed its secondary benchmark, the Russell 1000 Growth Index, for the period from the Fund’s inception through July 31, 2019, although the Fund’s annualized total returns underperformed the Index for the three-, five-, and ten-year periods by 1.85%, 1.49% and 0.98%, respectively. The Fund’s performance was above the median of funds in the Morningstar Large Cap Growth category for the five- and ten-year periods ended July 31, 2019 but ranked in the 99th and 53rd percentile, respectively, for the one- and three-year periods then ended. For the one- and three-year periods, the Fund’s annualized total return was below the Morningstar Category’s median return by 10.24% and 0.20%, respectively.

•

The annualized total returns of the PRIMECAP Odyssey Aggressive Growth Fund were above the returns of the Fund’s primary benchmark, the S&P 500 index, and its secondary benchmark, the Russell Mid Cap Growth Index, for the three-, five-, ten-year and since inception periods ended July 31, 2019. For the one-year period, the Fund’s total return was below the returns of the S&P 500 index and the Russell Mid Cap Growth Index by 8.45% and 14.61%, respectively. The Fund’s performance was above the median of funds in the Morningstar Mid Cap Growth category for all periods with the exception of the one-year period. For the one-year period, the Fund ranked in the 96th percentile and returned 12.45% less than the category median.

Based on the information provided to them and in consideration of the specific investment objectives and risk profiles of each Fund, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

Advisory Fees and Fund Expenses

The Board reviewed the advisory fees and expenses paid by each Fund compared to those of other funds in the same Morningstar retail category (for the Stock Fund – Large Blend funds; for the Growth Fund – Large Growth funds; and for the Aggressive Growth Fund – Mid-Cap Growth funds), and of other funds in the Fund’s expense peer group, which was selected by Broadridge and was comprised of funds comparable to the Fund with fee structures and characteristics similar to those of the Funds (e.g., no distribution or shareholder servicing fees, and excluding load funds, index and enhanced index funds, funds of funds, and multi-manager funds).

The Independent Trustees observed that the advisory fee of the Stock Fund was below median with respect to other funds in the Morningstar Large Cap Blend retail category and ranked 10th lowest out of 16 funds in the Broadridge selected peer group. The advisory fee of each of the Growth Fund and Aggressive Growth Fund was below the median fees of the funds in the relevant Morningstar retail category and the Fund’s peer group. With respect to the Funds’ total expense ratios, in each case the total expense ratio of the Fund was in the lowest quartile of funds in its selected peer group. The total expense ratios for the Growth and Aggressive Growth Funds were in the lowest quartile relative to their respective Morningstar retail categories, while the Stock Fund’s total expense ratio was in the second lowest quartile of its Morningstar retail category.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

The Board also reviewed the fees charged by the Advisor to other clients, including other mutual funds for which it provides sub-advisory services. The Board considered that although those fees were lower than those charged by the Advisor to the Funds, the differences appropriately reflected the investment, operational, and regulatory differences between advising other clients and the Funds, noting that mutual funds are subject to certain requirements under the 1940 Act that do not apply to the Advisor’s separate account clients. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

Costs and Profits of the Advisor

The Board reviewed information regarding the Advisor’s financial position and concluded that the Advisor would be able to continue to provide advisory services to the Funds. The Board also reviewed information relating to the Advisor’s profitability. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Advisor from its relationship with each Fund was reasonable. The Board noted that the Advisor had closed the Aggressive Growth Fund in January 2014 to most new investors, limiting the growth of the Fund and consequently future profits to the Advisor as it relates to the Aggressive Growth Fund. In considering the Advisor’s profitability, the Independent Trustees recognized the importance of the profitability of the Advisor, not only in maintaining its own financial condition, but also in maintaining an environment in which it is able to attract and retain talented investment professionals.

Economies of Scale and Other Benefits to the Investment Advisor

The Board and the Independent Trustees noted that the Investment Advisory Agreement provides for a fee breakpoint at $100 million in assets for each Fund. The Board considered that the Advisor had significant assets under management at the time the Funds commenced operations and that the Funds were offered advisory fee rates at inception that reflected scale within the Advisor’s business. The Board also acknowledged various diseconomies of scale experienced by the Advisor as the Funds have grown, including the hiring of additional personnel and the provision of additional services to the Funds including improved technology. The Board and the Independent Trustees concluded that the Advisor had shared any economies of scale it had realized from the Funds with the Funds and their shareholders, through advisory fee breakpoints, the hiring of additional personnel, and the provision of additional services to the Funds.

The Board also considered the benefits received by the Advisor as a result of its relationship with the Funds other than investment advisory fees, including any research received by broker-dealers providing execution services to the Funds, the intangible benefits of the Advisor’s association with the Funds generally, and any favorable publicity arising in connection with the Funds’ performance.

Additional Information

PRIMECAP Odyssey Funds

(Unaudited) – continued

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Advisor pursuant to the investment advisory agreement with respect to each Fund is fair and reasonable in light of the services being provided by the Advisor to the Fund and its shareholders and that renewal of the investment advisory agreement with respect to each Fund was in the best interest of the Fund and its shareholders.

Management PRIMECAP Odyssey Funds (Unaudited)

Portfolio Managers

PRIMECAP Management Company has five portfolio managers who together have more than 135 years of investment experience. The portfolio managers primarily responsible for overseeing the Funds’ investments are:

Name	Years of Experience
Theo A. Kolokotrones	49
Joel P. Fried	34
Alfred W. Mordecai	22
M. Mohsin Ansari	19
James Marchetti	14

Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. A portion of each Fund’s assets may be managed by individuals in the Investment Advisor’s research department.

Officers and Trustees

The Trust’s officers, who oversee the Funds’ daily operations, are appointed by the Board of Trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds’ website at www.primecap.com.

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers. The address for each officer is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones Age: 73	Co-Chief Executive Officer	Indefinite; Since 09/04	Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Joel P. Fried Age: 58	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Alfred W. Mordecai Age: 52	Co-Chief Executive Officer	Indefinite; Since 10/12	Vice Chairman, Director, and Portfolio Manager PRIMECAP Management Company
Michael J. Ricks Age: 41	Chief Financial Officer, Chief Administrative Officer, Secretary,	Indefinite; Since 03/11	Director of Fund Administration PRIMECAP Management Company

	Chief Compliance Officer, and AML Compliance Officer	Indefinite; Since 02/19

“Independent” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Benjamin F. Hammon Age: 84	Chairman of the Board and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Wayne H. Smith Age: 78	Chairman of the Audit Committee and Trustee	Indefinite; Since 09/04	Retired; Private investor	3	None
Joseph G. Uzelac Age: 75	Trustee	Indefinite; Since 10/07	Retired; Private investor	3	None
Elizabeth D. Obershaw Age: 59	Trustee	Indefinite; Since 06/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-present)	3	None
J. Blane Grinstead Age: 64	Trustee	Indefinite; Since 03/19	Retired; Private investor	3	None

(1)	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

Management

PRIMECAP Odyssey Funds

(Unaudited) – continued

“Interested” Trustees. The table below sets forth certain information about each of the trustees of the Trust who is an “interested person” of the Trust as defined by the 1940 Act. The address for each interested trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, CA 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Director- ships Held by Trustee
Joel P. Fried(2) Age: 58	Co-Chief Executive Officer and Trustee	Indefinite; Since 09/04	President, Director, and Portfolio Manager PRIMECAP Management Company	3	None
Michael Glazer(3) Age: 79	Trustee	Indefinite; Since 10/19	Formerly, Partner and Senior Counsel, Morgan, Lewis & Bockius LLP	3	None

(1)	Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.
(2)	Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employ- ment with PRIMECAP Management Company, the investment advisor to the Trust.
(3)	Mr. Glazer is an “interested person” of the Trust, as defined by the 1940 Act, due to his former employment with the Trust’s counsel, Morgan, Lewis & Bockius LLP.

Privacy Notice PRIMECAP Odyssey Funds

PRIMECAP Management Company

Maintaining the confidentiality of client personal financial information is very important to PRIMECAP Odyssey Funds (the “Trust”) and PRIMECAP Management Company (the “Advisor”). The Advisor and the Trust may collect several types of nonpublic personal information about investors, including:

•	Information from forms that investors may fill out and send to the Advisor or the Trust in connection with an account (such as name, address, and social security number).

•	Information an investor may give the Advisor or the Trust orally.

•	Information about the amount investors have invested in an account.

•	Information about any bank account investors may use for transfers between a bank account and a shareholder account.

The Advisor and the Trust will not sell or disclose client personal information to anyone except as permitted or required by law. For example, information collected may be shared with the independent auditors in the course of the annual audit of the Advisor or the Trust. The Advisor or the Trust may also share this information with the Advisor’s or the Trust’s legal counsel, as deemed appropriate, and with regulators. Finally, the Advisor or the Trust may disclose information about clients or investors at the client’s or investor’s request (for example, by sending duplicate account statements to someone designated by the client or investor), or as otherwise permitted or required by law.

Within the Advisor and the Trust, access to information about clients and investors is restricted to those employees or service providers who need to know the information to service client accounts. The Advisor’s employees are trained to follow its procedures to protect client privacy and are instructed to access information about clients only when they have a business reason to obtain it.

The Advisor and the Trust reserve the right to change this privacy policy in the future, but we will not disclose investor nonpublic personal information except as required or permitted by law without giving the investor an opportunity to instruct us not to do so.

Investment Advisor

PRIMECAP MANAGEMENT COMPANY

177 East Colorado Boulevard, 11th Floor

Pasadena, California 91105

•

Distributor

QUASAR DISTRIBUTORS, LLC

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

•

Custodian

U.S. BANK, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

•

Transfer Agent

U.S. BANCORP FUND SERVICES, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin 53202

•

Administrator

U.S. BANCORP FUND SERVICES, LLC

2020 East Financial Way, Suite 100

Glendora, California 91741

•

Legal Counsel

MORGAN, LEWIS & BOCKIUS LLP

300 South Grand Avenue, Twenty-Second Floor

Los Angeles, California 90071

•

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

601 South Figueroa Street, Suite 900

Los Angeles, California 90017

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when such person calls the registrant at 1-800-729-2307.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the registrant’s “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and specifically relate to the accountant’s review of the registrant’s federal and state tax returns. There were no other services provided by the principal accountant to the registrant during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed to the registrant for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$128,340	$124,600
Audit-Related Fees	$0	$0
Tax Fees	$16,392	$15,915
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All services were pre-approved and no waivers to the pre-approval requirement were made.

The percentage of fees billed by PricewaterhouseCoopers applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	$16,392	$15,915
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 5, 2006.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMECAP Odyssey Funds

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 19, 2019

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 19, 2019

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joel P. Fried
Joel P. Fried, Co-Chief Executive Officer

Date	December 19, 2019

By	/s/ Theo A. Kolokotrones
Theo A. Kolokotrones, Co-Chief Executive Officer

Date	December 19, 2019

By	/s/ Alfred W. Mordecai
Alfred W. Mordecai, Co-Chief Executive Officer

Date	December 19, 2019

By	/s/ Michael J. Ricks
Michael J. Ricks, Chief Financial Officer

Date	December 19, 2019